UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2023

FIFTH WALL ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40415	98-1583957
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1 Little West 12th Street, 4th Floor

New York, New York 10014

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 853-8878

6060 Center Drive, 10th Floor

Los Angeles, California 90045

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary share, par value $0.0001 per share	FWAC	The Nasdaq Stock Market LLC

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 13, 2022, Fifth Wall Acquisition Corp. III (the “Company” or “FWAC” and, after the Domestication as described below, “New MIC”) entered into an Agreement and Plan of Merger, as amended by the First Amendment to Agreement and Plan of Merger, dated as of March 23, 2023 (as it may be further amended from time to time, the “Merger Agreement”) by and among FWAC, Queen Merger Corp. I, a Maryland corporation and a wholly-owned subsidiary of FWAC (“Merger Sub”), and Mobile Infrastructure Corporation, a Maryland corporation (“MIC”).

On August 10, 2023, the Company held an extraordinary general meeting of shareholders (the “Meeting”). At the Meeting, the Company’s shareholders approved the following proposals (collectively, the “Proposals”): (1) a proposal to approve by ordinary resolution the merger between FWAC and MIC (the “Merger” and such proposal, the “Merger Proposal”); (2) a proposal to approve by special resolution a change in FWAC’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation under the laws of the State of Maryland by means of a corporate conversion (the “Domestication” and such proposal, the “Domestication Proposal”); (3) a proposal to approve by special resolution the articles of amendment and restatement of New MIC in connection with the Domestication (the “Proposed Charter”) to, among other things, change FWAC’s name to “Mobile Infrastructure Corporation” (“New MIC”), to be effective upon the consummation of the Merger (the “Charter Proposal”); (4) a proposal to approve and adopt, on a non-binding advisory basis and by ordinary resolution, certain governance provisions set forth in the Proposed Charter and proposed bylaws of New MIC (the “Proposed Bylaws”), including: (A) a proposal to increase the authorized share capital of FWAC from (i) 200,000,000 Class A Ordinary Shares, par value $0.0001 per share, 20,000,000 Class B Ordinary Shares, par value $0.0001 per share, and 1,000,000 preference shares, par value $0.0001 per share, to (ii) 500,000,000 shares of common stock, par value $0.0001 per share, and 100,000,000 shares of preferred stock, par value $0.0001 per share, of which 50,000 shares will be classified as Series A Convertible Redeemable Preferred Stock, 97,000 shares will be classified as Series 1 Convertible Redeemable Preferred Stock and 60,000 shares will be classified as Series 2 Convertible Preferred Stock; (B) a proposal to authorize the New MIC board of directors (“New MIC Board”), with the approval of a majority of the entire New MIC Board and without any action by the stockholders of the corporation, to amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that New MIC has authority to issue; (C) a proposal to authorize the New MIC Board to classify and reclassify any or all shares of common stock and preferred stock of New MIC into one or more classes or series of stock, with such terms and conditions as may be expressly determined by the New MIC Board and as may be permitted by the Maryland General Corporation Law; (D) a proposal to adopt the Circuit Court of Baltimore City, Maryland as the exclusive forum for certain stockholder litigation, unless New MIC consents in writing to the selection of an alternative forum; (E) a proposal to require that, subject to the rights of holders of preferred stock of New MIC, any director or the entire New MIC Board may be removed from office at any time, but only for cause; (F) a proposal to approve the ownership and transfer restrictions in the Proposed Charter, which, among other purposes, are designed to assist New MIC in complying with certain U.S. federal income tax requirements applicable to real estate investment trusts, which will be helpful in the event that in the future the New MIC Board determines that it is in the best interests of New MIC to attempt to qualify as a real estate investment trust; (G) a proposal to approve the amendment provisions in the Proposed Bylaws, which provide that the New MIC Board will have the exclusive power to adopt, alter or repeal any provision of the Proposed Bylaws and to make new bylaws; (H) a proposal to provide for a declassified board structure and that any vacancy on the New MIC Board may be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurs; and (I) proposal to remove provisions in FWAC’s Amended and Restated Memorandum and Articles of Association (as amended, the “Memorandum and Articles of Association”) related to FWAC’s status as a blank check company that will no longer apply upon the consummation of the Merger (together, the “Governance Proposals”); (5) a proposal to elect by ordinary resolution, effective as of the consummation of the Merger, Manuel Chavez, III, Stephanie Hogue, Jeffrey B. Osher, Lorrence T. Kellar, Danica Holley, Damon Jones, David Garfinkle and Brad Greiwe, to serve on the New MIC Board until the next annual meeting of stockholders of New MIC and until their respective successors are duly elected and qualify (the “Directors Proposal”); (6) a proposal to approve by ordinary resolution the Mobile Infrastructure Corporation and Mobile Infra Operating Company, LLC 2023 Incentive Award Plan, to be effective upon the consummation of the Merger (the “Share Plan Proposal”); and (7) a proposal to approve by ordinary resolution, for purposes of complying with Nasdaq Listing Rule 5635(a), (b) and (d), the issuance of more than 20% of the issued and outstanding ordinary shares and the resulting change in control in connection with the Merger (the “Nasdaq Proposal”).

The Company received the requisite shareholder vote to approve the Proposals, so the Company did not present that certain additional proposal to approve by ordinary resolution the adjournment of the Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, including for the purpose of soliciting additional proxies in favor of the Proposals (the “Adjournment Proposal”).

The approval of the Merger Proposal required the affirmative vote of a majority of the votes cast by the holders of the issued and outstanding ordinary shares of FWAC represented in person or by proxy and entitled to vote thereon and who vote at the Meeting.

The Merger Proposal and each of the Domestication Proposal, Charter Proposal, Governance Proposals, Nasdaq Proposal, Share Plan Proposal and Directors Proposal presented at the Meeting were approved by FWAC’s shareholders. The final voting results for each proposal are set forth below.

Merger Proposal

The Merger Proposal was approved by ordinary resolution of FWAC’s shareholders, and received the following votes:

FWAC Ordinary Shares Votes For	FWAC Ordinary Shares Votes Against	FWAC Ordinary Shares Abstentions
8,132,369	55,221	0

Domestication Proposal

The Domestication Proposal was approved by special resolution of FWAC’s shareholders, and received the following votes:

FWAC Ordinary Shares Votes For	FWAC Ordinary Shares Votes Against	FWAC Ordinary Shares Abstentions
8,132,369	55,221	0

Charter Proposal

The Charter Proposal was approved by special resolution of FWAC’s shareholders, and received the following votes:

FWAC Ordinary Shares Votes For	FWAC Ordinary Shares Votes Against	FWAC Ordinary Shares Abstentions
8,132,369	55,221	0

Governance Proposals

Each of the Governance Proposals was approved. The votes for each sub-proposal were as follows:

(i)

A proposal to increase the authorized share capital of the FWAC from (i) 200,000,000 Class A Ordinary Shares, par value $0.0001 per share, 20,000,000 Class B Ordinary Shares, par value $0.0001 per share, and 1,000,000 preference shares, par value $0.0001 per share, to (ii) 500,000,000 shares of common stock, par value $0.0001 per share, and 100,000,000 shares of preferred stock, par value $0.0001 per share, of which 50,000 shares will be classified as Series A Convertible Redeemable Preferred Stock, 97,000 shares will be classified as Series 1 Convertible Redeemable Preferred Stock and 60,000 shares will be classified as Series 2 Convertible Preferred Stock, received the following votes:

FWAC Ordinary Shares Votes For	FWAC Ordinary Shares Votes Against	FWAC Ordinary Shares Abstentions
8,131,369	55,221	1,000

(ii)

A proposal to authorize the New MIC Board, with the approval of a majority of the entire New MIC Board and without any action by the stockholders of the corporation, to amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that New MIC has authority to issue received the following votes:

FWAC Ordinary Shares Votes For	FWAC Ordinary Shares Votes Against	FWAC Ordinary Shares Abstentions
8,131,369	55,221	1,000

(iii)

A proposal to authorize the New MIC Board to classify and reclassify any or all shares of common stock and preferred stock into one or more classes or series of stock, with such terms and conditions as may be expressly determined by the New MIC Board and as may be permitted by the MGCL received the following votes:

FWAC Ordinary Shares Votes For	FWAC Ordinary Shares Votes Against	FWAC Ordinary Shares Abstentions
8,131,369	55,221	1,000

(iv)

A proposal to adopt the Circuit Court of Baltimore City, Maryland as the exclusive forum for certain stockholder litigation, unless New MIC consents in writing to the selection of an alternative forum received the following votes:

FWAC Ordinary Shares Votes For	FWAC Ordinary Shares Votes Against	FWAC Ordinary Shares Abstentions
8,131,469	55,221	900

(v)

A proposal to require that, subject to the rights of holders of preferred stock, any director or the entire New MIC Board may be removed from office at any time, but only for cause, received the following votes:

FWAC Ordinary Shares Votes For	FWAC Ordinary Shares Votes Against	FWAC Ordinary Shares Abstentions
8,131,369	55,221	1,000

(vi)

A proposal to approve the ownership and transfer restrictions in the Proposed Charter, which, among other purposes, are designed to assist New MIC in complying with certain U.S. federal income tax requirements applicable to real estate investment trusts, which will be helpful in the event that in the future the New MIC Board determines that it is in the best interests of New MIC to attempt to qualify as a real estate investment trust, received the following votes:

FWAC Ordinary Shares Votes For	FWAC Ordinary Shares Votes Against	FWAC Ordinary Shares Abstentions
8,132,269	55,221	100

(vii)

A proposal to approve the amendment provisions in the Proposed Bylaws, which provide that the New MIC Board will have the exclusive power to adopt, alter or repeal any provision of the Proposed Bylaws and to make new bylaws, received the following votes:

FWAC Ordinary Shares Votes For	FWAC Ordinary Shares Votes Against	FWAC Ordinary Shares Abstentions
8,131,369	55,221	1,000

(viii)

A proposal to provide for a declassified board structure and that any vacancy on the New MIC Board may be filled only by the remaining directors and for the remainder of the full term of the directorship in which the vacancy occurs, received the following votes:

FWAC Ordinary Shares Votes For	FWAC Ordinary Shares Votes Against	FWAC Ordinary Shares Abstentions
8,186,489	101	1,000

(ix)

A proposal to remove provisions in FWAC’s Memorandum and Articles of Association related to the FWAC’s status as a blank check company that will no longer apply upon the consummation of the Merger, received the following votes:

FWAC Ordinary Shares Votes For	FWAC Ordinary Shares Votes Against	FWAC Ordinary Shares Abstentions
8,132,269	55,221	100

Directors Proposal

The Directors Proposal was approved by ordinary resolution of FWAC’s shareholders, electing, effective as of the consummation of the Merger, Manuel Chavez, III, Stephanie Hogue, Jeffrey B. Osher, Lorrence T. Kellar, Danica Holley, Damon Jones, David Garfinkle and Brad Greiwe, to serve on the New MIC Board until the next annual meeting of stockholders of New MIC and until their respective successors are duly elected and qualify. Pursuant to FWAC’s Memorandum and Articles of Association, only holders of FWAC’s Class B Ordinary Shares were permitted to vote on the Directors Proposal. The Director Nominees received the following votes:

Director Nominees:

i.	Manuel Chavez, III

FWAC Class B Shares Votes For	FWAC Class B Shares Votes Against	FWAC Class B Shares Abstentions
6,875,000	0	0

ii.	Stephanie Hogue

FWAC Class B Shares Votes For	FWAC Class B Shares Votes Against	FWAC Class B Shares Abstentions
6,875,000	0	0

iii.	Jeffrey B. Osher

FWAC Class B Shares Votes For	FWAC Class B Shares Votes Against	FWAC Class B Shares Abstentions
6,875,000	0	0

iv.	Lorrence T. Kellar

FWAC Class B Shares Votes For	FWAC Class B Shares Votes Against	FWAC Class B Shares Abstentions
6,875,000	0	0

v.	Danica Holley

FWAC Class B Shares Votes For	FWAC Class B Shares Votes Against	FWAC Class B Shares Abstentions
6,875,000	0	0

vi.	Damon Jones

FWAC Class B Shares Votes For	FWAC Class B Shares Votes Against	FWAC Class B Shares Abstentions
6,875,000	0	0

vii.	David Garfinkle

FWAC Class B Shares Votes For	FWAC Class B Shares Votes Against	FWAC Class B Shares Abstentions
6,875,000	0	0

viii.	Brad Greiwe

FWAC Class B Shares Votes For	FWAC Class B Shares Votes Against	FWAC Class B Shares Abstentions
6,875,000	0	0

Share Plan Proposal

The Share Plan Proposal was approved by ordinary resolution of FWAC’s shareholders, and received the following votes:

FWAC Ordinary Shares Votes For	FWAC Ordinary Shares Votes Against	FWAC Ordinary Shares Abstentions
8,185,382	1,001	1,207

Nasdaq Proposal

The Nasdaq Proposal was approved by ordinary resolution of FWAC’s shareholders, and received the following votes:

FWAC Ordinary Shares Votes For	FWAC Ordinary Shares Votes Against	FWAC Ordinary Shares Abstentions
8,131,469	56,121	0

Adjournment Proposal

The Adjournment Proposal was not presented to FWAC shareholders as there were sufficient votes to approve the Proposals.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2023

FIFTH WALL ACQUISITION CORP. III

By:	/s/ Andriy Mykhaylovskyy
Name:	Andriy Mykhaylovskyy
Title:	Chief Financial Officer